SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 24, 2000 (May 10, 2000)



                         ROFIN-SINAR TECHNOLOGIES, INC.
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)



                                    DELAWARE
             ------------------------------------------------------
                 (State of other jurisdiction of incorporation)



      000-21377                                           38-3306461
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



                45701 Mast Street, Plymouth, MI           48170
           ----------------------------------------    ------------
           (Address of principal executive offices)     (Zip Code)



                                 (734) 455-5400
                -------------------------------------------------
                Registrant's telephone number including area code




             ------------------------------------------------------
            (Former Address, if changed since Last Report) (Zip Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


              On May 10, 2000, we acquired a controlling interest in Rofin-Sinar Laser GmbH, through our wholly-owned subsidiary, Carl Baasel Lasertechnik GmbH, and its worldwide subsidiaries ("Baasel Lasertech Group") from Mannesmann Demag Krauss-Maffei AG ("MDKM"). Headquartered near Munich, Germany, Baasel Lasertech Group designs, develops, engineers and manufactures laser products and laser systems for marking, fine cutting/fine welding, for sheet metal cutting/welding, laser perforation and medical applications. Under the acquisition agreement, we acquired 90.01% of the share capital of Carl Baasel Lasertechnik GmbH for EUR44.4 million (US$40 million) in cash. We will also refinance Baasel Lasertech Group's outstanding debt as of the closing date of EUR29 million. In addition, we have assumed the rights and obligations of MDKM with respect to the purchase of the remaining 9.99% interest in Baasel Lasertechnik Group.

              The consideration paid in connection with the transaction was determined through arm's-length negotiations between representatives of MDKM and us. The transaction was financed from existing cash balances and borrowings under committed lines of credit with Deutsche Bank, Hamburg.

              An English translation of the acquisition agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

              Statements in this report that are not descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Such statements, including those regarding among other things, our strategy, future prospects and results of operations, are dependent on any number of factors, including market conditions, currency risk, competition, risk relating to sales growth in CO2, diode and Nd:YAG lasers, cyclicality, conflicting patents and other intellectual property rights of third parties, potential infringement claims and future capital requirements, many of which are outside of our control. Actual results could differ materially from those currently anticipated due to a number of factors, including those set forth in our Securities and Exchange Commission filings under "Risk Factors."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Financial Statements of the Business Acquired.

                        Consolidated Financials for Baasel Lasertech Group to be filed by amendment within the time period specified by
                        Item 7 of Form 8-K.

              (b) Pro Forma Financial Information.

                        Pro Form Financial Information to be filed by amendment within the time period specified by Item 7 of Form 8-K.

              (c) Exhibits

                        2.1 English translation of Acquisition Agreement dated as of April 29, 2000 by and between MDKM and Rofin-Sinar Laser GmbH.

                        99.1 Press Release dated May 1, 2000.

                        99.2 Press Release dated May 11, 2000.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ROFIN-SINAR TECHNOLOGIES, INC.


                                           By:    /s/ Gunther Braun
                                              ----------------------------------
                                              Gunther Braun
                                              Chief Financial Officer

Date:  May 24, 2000